EXHIBIT 99.1


                             INFOWAVE SOFTWARE, INC.
                        Suite 200, 4664 Lougheed Highway
                            Burnaby, British Columbia
                                     V5C 5T5
                              Phone: (604) 473-3600


                            NOTICE OF 2001 ANNUAL AND
                       SPECIAL GENERAL MEETING OF MEMBERS

TAKE NOTICE that an Annual and Special General Meeting (the "Meeting") of the members of INFOWAVE SOFTWARE, INC. (hereinafter called the "Company") will be held at MacKenzie I Room, The Fairmont Waterfront Hotel, 900 Canada Place, Vancouver, British Columbia, on Tuesday, May 8, 2001 at the hour of 2:00 p.m. (Vancouver time) for the following purposes:

1.   to receive the Report of Directors of the Company;
2. to receive the financial statements of the Company for its fiscal year ended December 31, 2000 and the report of the Auditors thereon;
3. to appoint Auditors for the ensuing year and to authorize the Directors to fix their remuneration;
4. to set the number of Directors of the Company at 7 and to elect the Directors;
5.   to approve amendments to the Stock Option Plan of the Company; and
6.   to transact such other business as may properly come before the Meeting.


Accompanying this Notice are an Information Circular and Form of Proxy.

A member entitled to attend and vote at the Meeting is entitled to appoint a proxy holder to attend and vote in his stead. If you are unable to attend the Meeting in person, please read the Notes accompanying the Form of Proxy enclosed herewith and then complete and return the Proxy within the time set out in the Notes. The enclosed Form of Proxy is solicited by Management but, as set out in the Notes, you may amend it if you so desire by striking out the names listed therein and inserting in the space provided the name of the person you wish to represent you at the Meeting.

DATED at Vancouver, British Columbia, this 3rd day of April, 2001.

                       BY ORDER OF THE BOARD OF DIRECTORS

                                  "Bijan Sanii"

                                   Bijan Sanii
                           President, COO and Director

                             INFOWAVE SOFTWARE, INC.

                  ANNUAL AND SPECIAL GENERAL MEETING OF MEMBERS
                              INFORMATION CIRCULAR

                          AS AT AND DATED APRIL 3, 2001



                             SOLICITATION OF PROXIES

This Information Circular accompanies the Notice of the 2001 Annual and Special General Meeting (the "Meeting") of members of INFOWAVE SOFTWARE, INC. (the "Company") and is furnished in connection with a solicitation of proxies for use at the Meeting and at any adjournment thereof. The enclosed Form of Proxy is being solicited by management of the Company. Solicitations will be made by mail and possibly supplemented by telephone or other personal contact to be made without special compensation by regular officers and employees of the Company. The Company may reimburse members' nominees or agents (including brokers holding shares on behalf of clients) for the cost incurred in obtaining from their principals authorization to execute forms of proxy. The cost of solicitation will be borne by the Company.

                           APPOINTMENT OF PROXYHOLDER

The individuals named in the accompanying Form of Proxy (i.e., the Management proxy) are the President and the Chief Financial Officer of the Company. A MEMBER WISHING TO APPOINT SOME OTHER PERSON (WHO NEED NOT BE A MEMBER) TO REPRESENT HIM AT THE MEETING HAS THE RIGHT TO DO SO, EITHER BY INSERTING SUCH PERSON'S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY OR BY COMPLETING ANOTHER FORM OF PROXY.

A proxy will not be valid unless the completed Form of Proxy is received by the Company at the offices of the Company's registrar and transfer agent, Computershare Trust Company of Canada, at its offices at 510 Burrard Street, Vancouver, British Columbia, V6C 3B9, or at the head office of the Company at Suite #200, 4664 Lougheed Highway, Burnaby, British Columbia, V5C 5T5, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time for holding the Meeting or any adjournment thereof, or delivered to the Chairman of the Meeting prior to the commencement of the Meeting.

                              REVOCABILITY OF PROXY

In addition to revocation in any other manner permitted by law, a proxy may be revoked by instrument in writing executed by the member or his attorney authorized in writing or, if the member is a corporation, by a duly authorized officer or attorney thereof, and deposited either at the registered office of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof or, as to any matter in respect of which a vote shall not already have been cast pursuant to such proxy, with the Chairman of the

Meeting on the day of the Meeting, or any adjournment thereof, and upon either of such deposits the proxy is revoked.

A revocation of a proxy does not affect any matter on which a vote has been taken prior to the revocation. A member of the Company may also revoke a proxy by signing a form of proxy bearing a later date and returning such proxy to the Chairman of the Meeting prior to the commencement of the Meeting.

A person duly appointed under an instrument of proxy will be entitled to vote the shares represented thereby, only if the Form of Proxy is properly completed and delivered in accordance with the requirements set out above under the heading "Appointment of Proxyholder" and such proxy has not been revoked.

                  VOTING OF PROXIES AND EXERCISE OF DISCRETION

If the instructions as to voting indicated in a proxy are certain, the shares represented by the proxy will be voted on any poll where a choice with respect to any matter to be acted upon has been specified in the proxy, in accordance with the specifications so made. IF A CHOICE IS NOT SO SPECIFIED, IT IS INTENDED THAT THE PERSON DESIGNATED BY MANAGEMENT IN THE ACCOMPANYING FORM OF PROXY WILL VOTE THE SHARES REPRESENTED BY THE PROXY IN FAVOUR OF EACH MATTER IDENTIFIED ON THE FORM OF PROXY AND FOR THE NOMINEES OF MANAGEMENT FOR DIRECTORS AND AUDITORS.

The Form of Proxy accompanying this Information Circular confers discretionary authority upon the named proxy holder with respect to amendments or variations to the matters identified in the accompanying Notice of Meeting and with respect to any other matters which may properly come before the Meeting. As of the date of this Information Circular, the management of the Company knows of no such amendment or variation of matters to come before the Meeting other than those referred to in the accompanying Notice of Meeting.

                   VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

The Company is currently authorized to issue 100,000,000 common shares without par value (the "Common Shares"). There are 23,382,369 Common Shares issued and outstanding as of April 3, 2001. The Board of Directors of the Company have determined that all members of record as of April 2, 2001 will be entitled to receive notice of and to vote at the Meeting. At a general meeting of the Company on a show of hands, every member present in person and entitled to vote shall have one vote and on a poll every member present in person or represented by proxy or other proper authority and entitled to vote shall have one vote for each common share of which he is the holder. Common Shares represented by proxy will only be voted on a poll.

To the knowledge of the Directors and Senior Officers of the Company as at the date hereof, the persons or companies beneficially owning, directly or indirectly, or exercising control or direction over voting securities carrying more than 10% of the outstanding voting rights of the Company are as follows:


   Name and Address                       Number of Shares            Percentage
   ----------------                       ----------------            ----------
   529452 B.C. Ltd.(1)                       3,229,756                    13.8%
   Vancouver, B.C.
   Transamerica Life Insurance Company       2,506,500                    10.7%
   of Canada
   Toronto, ON(3)
   Gary McIntosh(1)                             48,733                     0.2%
   Burnaby, B.C.
   Jim McIntosh(1)(2),                         338,234                     1.4%
   Anmore, B.C.

   Notes:      (1)  The issued share capital of 529452 B.C. Ltd. consists of 100
                    Class A voting shares and 100 Class B non-voting  shares and
                    1,000 Class C  preferred  shares and 1,000 Class D preferred shares.  Gary McIntosh  holds 49 Class A voting  shares,  49
                    Class B non-voting shares and all 1,000 of the Class C preferred shares. Jim McIntosh holds 51 of the Class A voting shares, 51 of the Class B non-voting shares and all 1,000 of the Class D preferred shares.
               (2)  Jim  McIntosh  also holds  options to purchase up to 475,041
                    Common Shares. A total of 350,043 options have an exercise price of $1.00 per Common Share expiring on September 8, 2002 and a total of 124,998 options have an exercise price of $13.20 per Common Share expiring on December 10, 2004.
               (3)  The Company has derived this information from public filings by Transamerica Life Insurance Company of Canada.


                              ELECTION OF DIRECTORS

Election of Directors

The term of office of each of the present Directors expires at the Meeting. Each Director of the Company is elected annually and holds office until the next Annual General Meeting of the Company unless that person ceases to be a Director before then. The Company proposes to set the number of Directors at 7 at the Meeting.

The persons named below will be presented for election at the Meeting as Management's nominees for the Board of Directors, and the proxies named in the accompanying Form of Proxy intend to vote for the election of these nominees. In the absence of instructions to the contrary, the Common Shares represented by proxy will be voted on a poll for the nominees herein listed.

MANAGEMENT DOES NOT CONTEMPLATE THAT ANY OF THE NOMINEES WILL BE UNABLE TO SERVE AS A DIRECTOR. IN THE EVENT THAT PRIOR TO THE MEETING ANY VACANCIES OCCUR IN THE SLATE OR NOMINEES HEREIN LISTED, IT IS INTENDED THAT DISCRETIONARY AUTHORITY SHALL BE EXERCISED BY THE PROXY ON A POLL FOR THE ELECTION OF ANY OTHER PERSON OR PERSONS AS DIRECTORS.

The following table sets out the names of the nominees for election as Directors, the country in which each is ordinarily resident, all offices of the Company now held by each of them, their principal occupations for the last five years if not presently elected as a Director, the period of time for which each has been a Director of the Company, and the number of Common Shares beneficially owned by each, directly or indirectly, or over which they exercise control or direction, as at the date hereof.



                                                  Number of Common Shares
                                                  Beneficially Owned, Directly or         Principal Occupation and if
Name, Present Office Held                         Indirectly, or over which Control is    not at Present an Elected
Held and Country                                  Exercised at the Date of this           Director, Occupation During
Ordinarily Resident          Director Since       Information Circular                    the Past Five (5) Years
-------------------          --------------       --------------------                    -----------------------
Morgan Sturdy,               October 6, 1999                13,000(3)                     Director
Chairman and Director,
Canada(1) (2)
Thomas Koll, Chief                                         200,000(4)                     Chief Executive Officer of
Executive Officer                                                                         the Company since
                                                                                          February 15, 2001;
                                                                                          Vice President, Network
                                                                                          Solutions Group at Microsoft
                                                                                          Corporation, General
                                                                                          Manager, Dedicated System
                                                                                          Group at Microsoft, General
                                                                                          Manager of Microsoft's
                                                                                          worldwide business planning
                                                                                          and strategy, 1997 - 2001;
                                                                                          Country Manager (Germany),
                                                                                          Microsoft Corporation, 1988 -
                                                                                          1997

Bijan Sanii, President,      January 25, 2001               34,250(5)                     President of the Company
Chief Operating Officer                                                                   since November 2000 and
and Director                                                                              Chief Operating Officer of the
                                                                                          Company since September
                                                                                          1998; Acting Chief Executive
                                                                                          Officer of the Company from
                                                                                          July 2000 to February 2001;
                                                                                          various other positions with
                                                                                          the Company since May 1997

Jim McIntosh, Director,      February 21, 1997           3,963,642(6)(7)                  Director
Canada

Scot Land, Director,         October 10, 1997               32,500(8)                     Managing Director, En-
United States(1) (2)                                                                      Compass Ventures

David Neale, Director        May 21, 1998                    Nil(9)                       Vice-President, New Product
Canada (1) (2)                                                                            Development, Rogers AT&T
                                                                                          Wireless Inc.

Gary Ames                    November 9, 2000               20,925 (10)                   Director;
United States                                                                             President and Chief Executive
                                                                                          Officer, MediaOne
                                                                                          International, 1995 - 2000

Notes:

(1)  Member of Audit Committee and Compensation Committee.
(2)  Member of Corporate Governance and Nominating Committee
(3) Morgan Sturdy holds options to purchase up to 100,000 Common Shares at an exercise price equal to $3.57 per share expiring on October 6, 2004.
(4) Thomas Koll holds options to purchase up to 1,000,000 Common Shares. A total of 500,000 options have an exercise price of $6.10 per Common Share expiring on December 18, 2005 and a total of 500,000 options have an exercise price of $5.50 per Common Share expiring on February 22, 2006.
(5) Bijan Sanii holds options to purchase up to 380,923 Common Shares. A total of 10,256 options have an exercise price of $1.00 per Common Share expiring on September 8, 2002, a total of 24,500 options have an exercise price of $1.56 per Common Share expiring on January 21, 2004, a total of 229,167 options have an exercise price of $13.20 per Common Share expiring on December 10, 2004 and a total of 117,000 options have an exercise price of $11.85 per Common Share expiring on September 15, 2005.
(6) Includes 3,229,756 Common Shares held by 529452 B.C. Ltd. which Jim McIntosh may be considered to beneficially own or have control or direction over. See "Voting Shares and Principal Holders Thereof."
(7) Jim McIntosh also holds options to purchase up to 475,041 Common Shares. A total of 350,403 options have an exercise price of $1.00 per Common Share expiring on September 8, 2002 and a total of 124,998 options have an exercise price of $13.20 per Common Share expiring on December 10, 2004.
(8) Scot Land holds options to purchase up to 57,500 Common Shares. A total of 17,500 options have an exercise price of $1.00 per Common Share expiring October 10, 2002 and a total of 40,000 options have an exercise price of $9.90 expiring October 11, 2005.
(9) David Neale holds options to purchase up to 48,000 Common Shares at an exercise price equal to $2.55 per share expiring May 27, 2003.
(10) Gary Ames holds options to purchase up to 100,000 Common Shares at an exercise price equal to $11.45 per share expiring November 9, 2005


Advance Notice of the Meeting was published in the March 12, 2001 edition of the Vancouver Sun newspaper, pursuant to Section 111 of the Company Act.

                             EXECUTIVE COMPENSATION

Aggregate Compensation

For the fiscal year ended December 31, 2000, there were 6 executive officers of the Company and the aggregate cash compensation paid to them by the Company was $1,025,867. Except as described herein, there are no plans in effect pursuant to which cash or non-cash compensation was paid or distributed to such executive officers during the most recently completed financial year or is proposed to be paid or distributed in a subsequent year.

Compensation of Named Executive Officers

The following table sets forth all compensation paid in respect of the Chief Executive Officer of the Company and any person serving as executive officer at the end of the most recently completed fiscal year of the Company whose total salary and bonus exceeded $100,000 plus any additional individuals who were not executive officers at the end of the fiscal year, but who would otherwise have been included (the "Named Executive Officers") for the years ended December 31, 2000, 1999 and 1998.


                                        SUMMARY COMPENSATION TABLE

                                                                              Long-term
                                             Annual Compensation         Compensation Awards
                                         ----------------------------    ---------------------
                                                                           Securities Under        All Other
                                 Year     Salary     Bonus      Other      Options Granted        Compensation
Name and Principal Position                  $         $          $               #                     $
-------------------------------------------------------------------------------------------------------------------
Jim McIntosh                     2000    150,077     20,500     19,654           NIL                  NIL
President and Chief Executive    1999    110,000     95,933      NIL           250,000                NIL
Offer and a Director(1)          1998    110,000     80,000      467             NIL                  NIL
-------------------------------------------------------------------------------------------------------------------
Bijan Sanii(2)(3)                2000    140,000     27,000      NIL           117,000                NIL
President and Chief Operating    1999    110,000    147,674     7,500          290,000                NIL
Officer                          1998     97,308    176,000     6,756            NIL                  NIL
-------------------------------------------------------------------------------------------------------------------
Todd Carter                      2000    140,000     52,500      NIL            90,000                NIL
Chief Financial Officer          1999    110,000     90,000      NIL           150,000                NIL
                                 1998    100,000     50,000      NIL            60,000                NIL
-------------------------------------------------------------------------------------------------------------------
Sal Visca                        2000    180,000     15,833      NIL             NIL                  NIL
Chief Technology Officer         1999     10,385     60,000      NIL           117,000                NIL
                                 1998      NIL        NIL        NIL             NIL                  NIL
-------------------------------------------------------------------------------------------------------------------
Ron Jasper                       2000    142,817     39,360     6,427           45,000                NIL
Vice President, Marketing,       1999     90,000     17,178     2,000           25,000                NIL
Wireless Division                1998     80,000      5,645     4,000           72,000                NIL
-------------------------------------------------------------------------------------------------------------------

Notes:    (1)  Mr. McIntosh resigned as President and Chief Executive Officer of the Company on July 5, 2000.
          (2)  Mr. Sanii was  appointed  Acting  President  and Chief  Executive
               Officer effective July 5, 2000 and was appointed President on November 9, 2000.
          (3)  In December 2000, Mr. Thomas Koll was appointed  Chief  Executive
               Officer commencing February 15, 2001.


Options to Purchase Securities

A total of 252,000 options to purchase Common Shares of the Company were granted to the Named Executive Officers during the fiscal year ended December 31, 2000. These options are described in the table set forth below:

                                             % of Total
                                               Options                         Market Value of
                          Common Shares       Granted to    Exercise Price      Common Shares
Name                      Under Options      Employees in     per Common      Underlying Options
                             Granted        Financial Year       Share        on the Date of Grant       Expiration Date
---------------------------------------------------------------------------------------------------------------------------
Bijan Sanii                   117,000            4.6            $11.85              $11.85               September 15, 2005

Todd Carter                    90,000            3.5            $10.40              $10.40               September 23, 2005

Ron Jasper                     45,000            1.8             $9.90               $9.90               October 11, 2005

Notional Year-End Option Values

Options to acquire a total of 193,837 Common Shares of the Company were exercised by the Named Executive Officers during the last completed financial year. The notional value of unexercised but exercisable/unexercisable options at year end is set out in the table below:

                                             YEAR END OPTION VALUES

                                                                                              Value of Unexercised but
                                                               Unexercised Options at Year     Exercisable Options at
                           Securities                                     End(1)                    Year End (2)
                          Acquired on       Aggregate Value                (#)                           ($)
      Name                Exercise (#)       Realized ($)       Exercisable/Unexercisable     Exercisable/Unexercisable
-------------------------------------------------------------------------------------------------------------------------
Jim McIntosh                   NIL                   NIL             433,375 / 41,668             $1,505,185 / NIL

Bijan Sanii                 56,847            $1,325,323             89,505 / 291,418             $70,281 / $65,450

Todd Carter                 83,100            $2,332,336             87,650 / 189,250            $112,807 / $27,608

Sal Visca                      NIL                   NIL             39,000 / 78,000               $3,900 / $7,800

Ron Jasper                  53,890            $1,006,208             24,866 / 86,868             $68,450 / $103,068


Notes:    (1)  Options to purchase Common Shares.
          (2) Maximum notional value at December 31, 2000 based upon the December 29, 2000 closing price of the Common Shares on The Toronto Stock Exchange of C$5.30.


Termination of Employment Change in Responsibilities and Employment Contracts

The Company's policy is to require all employees, including its Named Executive Officers, as a condition to their employment with the Company, to enter into agreements requiring the non-disclosure of confidential information of the Company, and the assignment and confirmation of the Company's ownership of all intellectual property rights in the course of such employee's employment with the Company.

No Named Executive Officer has any special compensatory plan or arrangement, including payment to be received from the Company or any of its subsidiaries, if such plan or arrangement results or will result from the resignation, retirement or any other termination of employment of the Named Executive Officer's employment with the Company and its subsidiaries or from a change of control of the Company or any subsidiary or a change in the Named Executive Officer's responsibilities following a change-in-control where the amount involved, including all periodic payments or instalments, exceeds $100,000.

A Statement of Corporate Governance Practices

The Board of Directors (the "Board") of the Company adopted a Corporate Governance Policy (the "Policy") on March 20, 2000. The Company's compliance with the guidelines for corporate governance as set out in The Toronto Stock Exchange Company Manual (the "Manual") is described in Schedule "B" to this information circular.

Composition of Compensation Committee

The Compensation Committee currently consists of Morgan Sturdy, Scot Land and David Neale, all of whom are unrelated directors. .

Report on Executive Compensation

The Compensation Committee is responsible for establishing management compensation based on Board evaluation of management performance. It is the responsibility of the Compensation Committee to ensure management compensation is competitive to enable the Company to continue to attract talented individuals. The Chief Executive Officer meets with the Compensation Committee annually to receive their recommendations. All final decisions require Board approval.

It is the policy of the Compensation Committee to compensate management for performance using three forms of remuneration: base salary, cash bonus and stock option grants. Base salary is determined largely by reference to market conditions, while annual incentive cash and stock option awards provide the opportunity for cash compensation and enhanced share value based upon exceptional individual and departmental performance and the overall success of the Company in any given year. The Compensation Committee does not have a pre-determined performance based compensation plan but rather reviews the performance of each Named Executive Officer at the end of each fiscal year.

Jim McIntosh, the Company's Chief Executive Officer, resigned in July 2000. As a result, the Compensation Committee conducted a lengthy search for a replacement and Mr. Thomas Koll was hired and commenced employment on February 15, 2001. In the interim period, Mr. Bijan Sanii, the President and Chief Operating Officer, was appointed Acting Chief Executive Officer. Mr. Sanii was paid a salary which the Compensation Committee believes was commensurate with a person acting as interim Chief Executive Officer of a comparable company but was significantly lower than would have been paid for a new permanent Chief Executive Officer of a comparable company. In considering comparable companies, the Compensation Committee considered, among other things, the industry in which the Company operates, the competitive landscape for hiring executives within this industry, the public nature of the Company, the market capitalization of the Company and the responsibilities of the Chief Executive Officer.

The Compensation Committee also considered the form and amount of compensation provided to each of the other Named Executive Officers. The Compensation Committee generally awarded bonuses and granted stock options based upon the success of the Company during 2000, including the advancement of the development of the Company's technology, the meeting of corporate finance milestones and the development of important long-term strategic alliances. The Compensation Committee also reviewed the annual salaries of each of the other Named Executive Officers and established their salaries at levels which the Compensation Committee believes are competitive with comparable companies as described above. The Compensation Committee believes that, to the extent possible, the Company should continue to incentivize all of the Named Executive Officers through a combination of stock option grants and performance based bonuses as opposed to general in creases in annual salary.

Performance Graph

The Common Shares of the Company currently trade on The Toronto Stock Exchange (the "TSE") under the symbol "IW". The Common Shares were listed on the TSE on October 14, 1999. Prior to listing on the TSE, the Common Shares were listed on the Vancouver Stock Exchange (the "VSE") on October 14, 1997 and were delisted from the VSE on November 26, 1999. The following chart compares the total cumulative shareholder return for $100 invested in Common Shares of the Company on October 14, 1997, with the cumulative total return of the TSE 300 Index for the period from October 14, 1997, to December 31, 2000.

                             Total Shareholder Return on $100 Investment
                                (October 14, 1997 to December 29, 2000)

          10/14/      10/31/     11/28/   12/31/  1/30/    2/27/    3/31/    4/30/   5/29     6/30/     7/31/   8/31/    9/30
           97          97          97       97     98       98       98       98      98       98        98      98       98
          ------      ------     ------   ------ ------   ------   ------   ------  ------   ------    ------  ------    ------
IW        100.00      97.73      77.27    90.91   68.18   122.73   138.64   125.00   129.55    90.91    77.27   45.45    56.82
TSE       100.00      95.45      90.85    93.45   93.46    98.94   105.44   106.92   105.87   102.76    96.69   77.15    78.31


           10/30      11/30/     12/31    1/29/   2/26/    3/31/    4/30/    5/31/   6/30/     7/30/   8/31/   9/30     10/29/
            98         98         98       99      99       99       99       99      99        99      99      99        99
          ------      ------     ------   ------ ------   ------   ------   ------  ------   ------    ------  ------    ------
IW         53.18      54.55      47.73    85.91   61.82    60.45   175.00   192.27   159.09   167.73   156.82  159.09   138.64
TSE        86.60      88.49      90.47    93.87   88.06    92.04    97.85    95.44    97.79    98.78    97.24   97.06   101.22


          11/30/     12/31/     1/31/     2/29    3/31/      4/28     5/31/    6/30/    7/31/     8/31/     9/29     10/31/
            99         99        00        00      00         00       00       00       00        00        00        00
          ------     ------    ------   -------  -------   -------   ------   ------   ------    ------    ------    ------
IW        281.82     734.09    1068.18  1909.09  1418.18   1004.55   495.45   747.73   534.09    547.73    477.27    509.09
TSE       104.94     117.37     118.31   127.34   131.99    130.39   129.06   142.22   145.16    156.90    144.77    134.47


          11/30       12/29
            00          00
          ------      ------
IW        272.73      240.91
TSE       123.03      124.62


Compensation of Directors

No remuneration was paid to the current Directors of the Company in their capacity as Directors, for the fiscal year ended December 31, 2000.

There are currently no agreements or arrangements with any Directors of the Company in respect of cash compensation in their capacity as Directors, other than incentive stock options granted to such Directors.

No pension plan or retirement benefit plans have been instituted by the Company and none are proposed at this time.

                  INDEBTEDNESS OF DIRECTORS AND SENIOR OFFICERS

No Director, Officer, Promoter, or member of Management of the Company has been indebted to the Company at any time during the previous fiscal year.

                             APPOINTMENT OF AUDITORS

Management proposes the appointment of KPMG, Chartered Accountants, as Auditors of the Company for the ensuing year and that the Directors be authorized to fix their remuneration. KPMG have been the Company's Auditors since December, 1996.

                              FINANCIAL STATEMENTS

The audited financial statements for the fiscal year ended December 31, 2000 will be placed before the Meeting for approval of the shareholders.

                  INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS

Except as described herein, no director, nominee for director, senior officer or principal shareholder of the Company, or any associate or affiliate of such person, has any material interest, direct or indirect, in any material transaction since the commencement of the Company's last financial year or in any proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries, except as set out herein. See also "Executive Compensation".

David J. Wedge Law Corporation, a corporation controlled by David J. Wedge, a former Director of the Company, provides legal services to the Company for fees.


             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of the Directors or Senior Officers of the Company, no management nominee for election as a Director of the Company, none of the persons who have been Directors or Senior Officers of the Company since the commencement of the Company's last completed financial year and no associate or affiliate of any of the foregoing has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting other than as disclosed under the heading "Particulars of Matters to be Acted Upon".

                     PARTICULARS OF MATTERS TO BE ACTED UPON

Stock Option Plan

In 1997, the Members and Board of Directors approved and adopted a Director and Employee Stock Option Plan (the "Plan"). The principal purposes of the Plan are to promote a proprietary interest in the Company among its directors and employees; to retain, attract and motivate qualified directors, officers and employees; to provide a long-term incentive element in overall compensation; and to promote the long-term profitability of the Company.

The Plan is administered by the Board of Directors. Options may be granted at any time to any Director, Senior Officer, full-time employee or consultant of the Company, taking into consideration his or her contribution to the success of the Company and any other factors which the Board of Directors may deem proper and relevant, provided that a Director to whom any option may be granted may not participate in the discussion of the Board of the Directors to grant such option.

The Board of Directors intend to make three sets of amendments to the Plan.

First, the Board of Directors intends to amend the language of the Plan to make it compliant with certain United States tax requirements applicable to incentive stock option plans. None of these amendments are material.

Second, the Board of Directors propose an increase in the number of shares reserved for issuance under the Plan so as to give the Company sufficient options to continue to attract, retain and motivate employees, directors and officers of the Company.

Under the rules and policies of The Toronto Stock Exchange, the Exchange requires that the Plan specify the maximum number of Common Shares issued in the past and issuable in the future under the Plan. The Board of Directors would like to be permitted to issue up to 5,500,000 Common Shares, or approximately 23.5% of the currently issued and outstanding Common Shares, in the future under the Plan. The Company has previously issued 1,540,045 Common Shares under the Plan. Accordingly, the Board of Directors propose that the Plan be amended so that the maximum number of Common Shares issued in the past and issuable in the future under the Plan be set at 7,040,045 Common Shares.

The Company currently has options to purchase up to 5,093,294 Common Shares outstanding. Of these outstanding options, the Company has granted options to purchase up to 3,079,533 Common Shares under the shares previously reserved for issuance under the Plan and has granted additional options to purchase up to 2,013,761 shares (the "Non-Exercisable Options") which cannot be exercised until the Members of the Company approve the amendments to the Plan described above. Of these Non-Exercisable Options, 1,472,000 options are issued to insiders, including 1,000,000 options which were issued to Thomas Koll as partial incentive to hire him as Chief Executive Officer of the Company and entitle him to purchase up to 500,000

Common Shares at an exercise price of $6.10 per common share expiring December 18, 2005 and up to 500,000 Common Shares at an exercise price of $5.50 per expiring February 22, 2006.

Third, the Plan currently provides that an option must terminate 30 days after the holder of the option ceases to be an employee, senior officer, director or consultant of the Company or one of its subsidiaries. This was a requirement of the Rules and Policies of the Vancouver Stock Exchange and is not required by The Toronto Stock Exchange. The Board of Directors believes that this requirement of the Plan is inflexible and has made it difficult to grant options to consultants as consultants do not usually continue in a consultant relationship with the Company for the entire term of the option. Accordingly, the Board of Directors propose that Section 5.2(e) of the Plan be amended by inserting therein the words ", unless otherwise be determined by the Board of Directors at the time of grant of the Option," so that it reads as follows:

     "subject to paragraph (d) hereof [relating to the death of an Optionee]and unless the Board otherwise determines at the time of grant of the Option, each Option held by an Optionee will terminate on the earlier of 30 days after the Optionee ceases to be an Eligible Person and the expiry date of the applicable Option."

The Board of Directors believes that this amendment will give it greater flexibility in granting options.

The amendments to the Plan will be put before the Members at the Meeting in the form of an ordinary resolution which requires approval by a majority of not less than 1/2 of the votes cast by Members who, being entitled to do so, vote in person or by proxy on the resolution. The form of ordinary resolution to be approved is set out on Schedule A to this Information Circular.

A copy of the Plan, as amended, is available for inspection up to the time of the meeting during regular business hours at the offices of Blake, Cassels & Graydon LLP, 26th Floor - 595 Burrard Street, Vancouver, British Columbia, V7X 1L3 or may be obtained from the Company by contacting Jim Rausch of the Company at (604) 473-3600.

                  PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

The Company will consider and transact such business as may properly come before the Meeting or any adjournment thereof. The management of the Company knows of no other matters to come before the Meeting other than those referred to in the Notice of Meeting. Should any other matters properly come before the Meeting, the shares represented by the proxy solicited hereby will be voted on such matter in accordance with the best judgement of the persons voting by such proxy.

Matters which may properly come before the Meeting shall be any matter not effecting change in the Articles or Memorandum of the Company, not effecting a change of control of the Company, or not disposing of all or substantially all of the assets of the Company.

                       BY ORDER OF THE BOARD OF DIRECTORS

                                  "Bijan Sanii"

                                   Bijan Sanii
                            President, COO, Director

                                  SCHEDULE "A"


                      ORDINARY RESOLUTION OF THE MEMBERS OF
                             INFOWAVE SOFTWARE, INC.
                                 (the "Company")



APPROVAL OF AMENDMENTS TO STOCK OPTION PLAN

                  RESOLVED AS AN ORDINARY RESOLUTION THAT:

1. The amendments to the Directors and Employee Stock Option Plan (the "Plan") of the Company, as described in the Management Information Circular of the Company dated April 3, 2001, providing for:

     (a) amendments to the language of the Plan to make it compliant with certain United States Internal Revenue Service requirements pertaining to incentive stock option plans;

     (b) an increase in the number of Common Shares available for issuance under the Plan from 7,040,045 from 4,619,578 common shares in the capital of the Company; and

     (c) the amendment of Section 2.5(e) of the Plan so that it reads: "subject to paragraph (d) hereof [relating to the death of an Optionee] and unless the Board otherwise determines at the time of grant of the Option, each Option held by an Optionee will terminate on the earlier of 30 days after the Optionee ceases to be an Eligible Person and the expiry date of the applicable Option.", all in the form presented to the Members, be and are hereby approved.

2. The increase in the number of Common Shares available for issuance under the Plan to 7,040,045 from 4,619,578 common shares in the capital of the Company be and is hereby approved.

                                  SCHEDULE "B"


                  A STATEMENT OF CORPORATE GOVERNANCE PRACTICES


Manual Guideline (1) Stewardship Responsibilities: The board of directors of every corporation should explicitly assume responsibility for the stewardship of the corporation and, as part of the overall stewardship responsibility, should assume responsibility for the following matters:

a) adoption of a strategic planning process;
b) the identification of the principal risks of the corporation's business and ensuring the implementation of appropriate systems to manage these risks;
c) succession planning, including appointing, training and monitoring senior management;
d) a communications policy for the corporation; and
e)  the  integrity  of  the   corporation's   internal  control  and  management
information systems.


Under the Corporate Governance Policy (the "Policy") established by the Board, the Board has an overall responsibility to oversee the affairs of the Company for the benefit of the shareholders. The Board is, with the exception of issues to be decided by the Company's shareholders, the ultimate decision-making body of the Company. The guiding principle of the Policy is that all significant Company decisions require Board consideration and approval.

The Board assumes responsibility for overseeing the strategic planning of the Company. The consideration of the strategic plan is an ongoing process and is typically an agenda item at Board meetings. The Board provides input to the plan throughout the process. The final Board meeting of the fiscal year provides a formal framework for the full consideration of management's business plan. The Board will approve, subject to the adoption of its recommendations, the business plan.

The identification and management of the dominant business risks is an explicit part of the strategic planning process. The Board accepts the responsibility for monitoring the Company's risk management strategy and may instruct the Audit Committee to investigate issues of concern. The Company's risk management strategy requires Board approval.

The Board appoints the Chief Executive Officer and approves the appointment of other management. The Board will plan for succession to the position of Chief Executive Officer and other key management positions. The Chief Executive Officer will provide to the Board an assessment of management and their potential as a successor and an assessment of individuals considered potential successors to selected management positions.

The Board believes that management is best able to speak on behalf of the Company. The Chief Executive Officer is responsible for establishing effective communication links with the Company's various stakeholders. All core disclosure documents require Board approval before public release. Individual Board members may periodically be asked by management to communicate with stakeholders when appropriate.

The Audit Committee is responsible for overseeing the Company's system of internal control.

Manual Guideline (2) Composition of Board: The board of directors of every corporation should be constituted with a majority of individuals who qualify as unrelated directors. An unrelated director is a director who is independent of management and is free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director's ability to act with a view to the best interests of the corporation, other than interests and relationships arising from shareholding.

A related  director  is a  director  who is not an  unrelated  director.  If the corporation has a significant shareholder, in addition to a majority of unrelated directors, the board should include a number of directors who do not have interests in or relationships with either the corporation or the significant shareholder and which fairly reflects the investment in the corporation by shareholders other than the significant shareholder. A significant shareholder is a shareholder with the ability to exercise a majority of the votes for the election of the board of directors.

The Board currently consists of six directors of which all but Bijan Sanii are "unrelated" directors as defined in the Manual. The Corporation has no "significant" shareholder, which the Manual defines as a shareholder with the ability to exercise a majority of the votes for the election of the board of directors.

Manual Guideline (3) Unrelated Directors: The application of the definition of "unrelated director" to the circumstances of each individual director should be the responsibility of the board which will be required to disclose on an annual basis whether the board has a majority of unrelated directors or, in the case of a corporation with a significant shareholder, whether the board is constituted with the appropriate number of directors which are not related to either the corporation or the significant shareholder. Management directors are related directors. The board will also be required to disclose on an annual basis the analysis of the application of the principles supporting this conclusion.

The Board believes that it is composed of a majority of unrelated directors. Morgan Sturdy, Scot Land, Gary Ames and Jim McIntosh are each free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director's ability to act with a view to the best interests of the Company, other than interests and relationships arising from shareholding. David Neale is Vice-President, Product Development and Deployment of Rogers AT&T Wireless Inc. which is a customer of the Company. The Board believes that these relationships do not materially interfere with either director's ability to act with a view to the best interests of the Company.

Bijan Sanii as President and Chief Operating Officer is the only related director and is a management director.

Manual Guideline (4) and (5) Nominating  Committee and Assessing  Effectiveness:
The board of directors of every corporation should appoint a committee of directors composed exclusively of outside, i.e., non-management, directors, a majority of whom are unrelated directors, with the responsibility for proposing to the full board new nominees to the board and for assessing directors on an ongoing basis.

Every  board of  directors  should  implement a process to be carried out by the nominating committee or other appropriate committee for assessing the effectiveness of the board as a whole, the committees of the board and the contribution of individual directors.

The Board has established a Corporate Governance and Nominating Committee to assess the overall performance of the Board. The Corporate Governance and Nominating Committee evaluates the contribution of each director on an individual basis, assesses the collective performance of the Board, proposes new nominees to the Board and analyses the existing size and structure of the Board. The Nominating Committee is scheduled to meet annually, and in consultation with the Chief Executive Officer, prepares and reports its findings to the Board. The formal evaluation of each individual director is undertaken once every three years. Final decisions are approved by the Board. The Nominating Committee currently consists of Morgan Sturdy, Scot Land and David Neale, all of whom are unrelated directors.

Manual Guideline (6) Orientation and Education: Every corporation, as an integral element of the process for appointing new directors, should provide an orientation and education program for new recruits to the board.

The Company will provide new directors with an orientation program upon joining the Company that includes extensive corporate materials, a tour of the Company's headquarters and meetings with management.

Manual Guideline (7) Size of Board: Every board of directors should examine its size and, with a view to determining the impact of the number upon effectiveness, undertake where appropriate, a program to reduce the number of directors to a number which facilitates more effective decision-making.

The Board believes that the relatively small number of directors allows for effective discussion and implementation of decisions but acknowledges that as the Company continues to grow, it may need to increase this number to fully conduct the range of its responsibilities. The size of the Board is to be periodically reviewed.

Manual Guideline (8) Review of Compensation: The board of directors should review the adequacy and form of the compensation of directors and ensure the compensation realistically reflects the responsibilities and risk involved in being an effective director.

The Board is compensated solely in incentive stock options to best align their interests with those of the Company's shareholders. The Company pays reasonable expenses incurred by the Board. The Compensation Committee monitors the competitiveness of the Board compensation package to ensure the Board continues to attract talented individuals.

Manual Guideline (9) Committee Composition: Committees of the board of directors should generally be composed of outside directors, a majority of whom are unrelated directors, although some board committees, such as the executive committee, may include one or more inside directors.

The Board has established three committees - an Audit Committee, a Compensation Committee and a Nominating Committee. All committees are composed of unrelated directors.

Manual Guideline (10) Corporate Governance Policy: Every board of directors should expressly assume responsibility for, or assign to a committee of directors the general responsibility for, developing the corporation's approach to governance issues. This committee would, amongst other things, be responsible for the corporation's response to these governance guidelines.

The Board has adopted and approved the Policy. The Board collectively recognises the importance of corporate governance and will review, and where appropriate adjust, the Policy on at least an annual basis.

Manual Guideline (11) Position Descriptions: The board of directors, together with the CEO, should develop position descriptions for the Board and for the CEO, involving the definition of the limits to management's responsibilities. In addition, the Board should approve or develop the corporate objectives which the CEO is responsible for meeting.

The Board provides strategic guidance to the management team and monitors the operations of the Company. Management has the sole responsibility to operate the Company on a day-to-day basis. The Board with management will delineate areas of responsibility for the Board and management. The outside directors are responsible for setting goals for management to attain. The outside directors will evaluate the performance of management annually against these pre-determined goals. The evaluation is then passed to the Compensation Committee. The Compensation Committee has the responsibility for making
recommendations   for   management   compensation   based  on  the   performance
evaluations.

Manual Guideline (12) Structures and Procedures for Independence of Board: Every board of directors should have in place appropriate structures and procedures to ensure that the board can function independently of management. An appropriate structure would be to (i) appoint a chair of the board who is not a member of management with responsibility to ensure the board discharges its responsibilities or (ii) adopt alternate means such as assigning this responsibility to a committee of the board or to a director, sometimes referred to as the "lead director". Appropriate procedures may involve the board meeting on a regular basis without management present or may involve expressly assigning the responsibility for administering the board's relationship to management to a committee of the board.

The Board believes that it benefits from its close working relationship with management but also recognises the importance of functioning independently from management. To facilitate this principle it is a Board policy that the Chairman of the Board is not a member of management and the Chairman is explicitly charged with the responsibility of managing the Board's relationship with management. In addition, the Board meets without management as and when necessary.

Manual Guideline (13) Audit Committee: The audit committee of every board of directors should be composed only of outside directors. The roles and responsibilities of the audit committee should be specifically defined so as to provide appropriate guidance to audit committee members as to their duties. The audit committee should have direct communication channels with the internal and external auditors to discuss and review specific issues as appropriate. The audit committee duties should include oversight responsibility for management reporting on internal control. While it is management's responsibility to design and implement an effective system of internal control, it is the responsibility of the audit committee to ensure that management has done so.

The Audit Committee reviews the audited financial statements of the Company and brings them to the Board for approval. In addition, the Audit Committee recommends the Company's auditors and assesses the effectiveness of the Company's internal financial controls and financial reporting. The Audit Committee has established access to both auditors and appropriate management. The Audit Committee meets as and when necessary and consists only of outside directors. The Audit Committee is currently composed of three unrelated directors.

Manual Guideline (14) Outside Advisors: The board of directors should implement a system which enables an individual director to engage an outside advisor at the expense of the corporation in appropriate circumstances. The engagement of the outside advisor should be subject to the approval of an appropriate committee of the board.

The Board has access to any Company employee. The Board can engage a consultant at the Company's expense.